Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Trustees of
IVA Fiduciary Trust:

In planning and performing our
audits of the financial statements of
IVA Worldwide Fund and IVA
International Fund (two of the
Funds comprising IVA Fiduciary
Trust) (collectively, the "Funds") as
of and for the year ended September
30, 2012, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds' internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion on
the effectiveness of the Funds'
internal control over financial
reporting.  Accordingly, we express
no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A company's
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles. A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles, and
that receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company's assets
that could have a material effect on
the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a material
misstatement of the company's
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in internal
control that might be material
weaknesses under standards
established by the Public Company
Accounting Oversight Board
(United States).

However, we noted no deficiencies
in the Funds' internal control over
financial reporting and its operation,
including controls over safeguarding
securities that we consider to be a
material weakness as defined above
as of September 30, 2012.
..

This report is intended solely for the
information and use of management
and the Board of Trustees of IVA
Fiduciary Trust and the Securities
and Exchange Commission and is
not intended to be and should not be
used by anyone other than these
specified parties.


Ernst & Young LLP





Boston, Massachusetts
November 16, 2012